SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2003

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-7
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
Credit-Enhanced CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for SAFECO Capital Trust I
CorTS Trust for Fleet Capital Trust II
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust For BellSouth Capital Funding Debentures
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust II for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTs Trust for Sherwin-Williams Debentures
CorTS Trust for AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I
CorTS Trust II for Chrysler Debentures

CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Great Western Financial Trust II
CorTS Trust for U S West Communications Debentures
CorTS Trust III for Provident Financing Trust I
TIERS Principal-Protected Certificates Trust Series PXT 2000-11
TIERS Principal-Protected Certificates Trust Series FFH 2001-12
CorTS Trust for Corning Notes
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26
CorTS Trust for Bristol-Myers Squibb Debentures
CorTS Trust III for AON Capital A
CorTS Trust for SunAmerica Debentures
CorTS Trust for Walt Disney Notes
CorTS Trust for Verizon Global Funding Notes
CorTS Trust for W.R. Berkeley Capital Trust
CorTS Trust III for SAFECO Capital Trust I
CorTS Trust III for Sherwin-Williams Debentures
CorTS Trust IV for IBM Debentures
CorTS Trust for Unum Notes
CorTS Trust IV for SAFECO Capital Trust I
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2002-1
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2002-5
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series Nasdaq 2002-6
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P 2002-9
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P Midcap 2002-12
CorTS Trust for GE Global Insurance Notes
TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-19
CorTS Trust for General Electric Capital Corporation Notes
TIERS Principal-Protected Minimum Return Trust Asset Backed Certificates Trust Series DJIA 2003-1

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the February 15, 2003 Distribution Date for the Tiers Corporate Bond-Backed Certificates Trust APA 1997-8
2.	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust For AFC Capital Trust I
3.	Trustee's Report with respect to the February 15, 2003 Distribution Date for the CorTS Trust For GE Global Insurance Notes

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

February 27, 2003

EXHIBIT INDEX

Exhibit	Page
1	Trustee's Report with respect to the February 15, 2003 Distribution Date for the Tiers Corporate Bond-Backed Certificates Trust APA 1997-8	7

2	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For AFC Capital Trust I	8

3	Trustee's Report with respect to the February 1, 2003 Distribution Date for the CorTS Trust For GE Global Insurance Notes	9

Exhibit 1

To the Holders of
TIERS   Corporate Bond-Backed Certificates APA 1997-8
*CUSIP:   871928AT4     Class:  ZTF Class
*CUSIP:   871928AU1     Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates, Series APA 1997-8, hereby gives notice with respect to the Distribution occurring on February 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.00 $ 16.435795	Interest $ 0.000000 $ 31.188265	Total Distribution $ 0.000000 $ 47.624070

2.	The amount of aggregate interest due and not paid as of $0.00. the Distribution Date is

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 32,288,000 aggregate principal amount of Apache Corporation Fifty Year 7 3/8% Debentures due August 15, 2047 (the “Term Assets”) are held for the above trust.

5.	The Aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $32,288,000.00 $21,187,958.57

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust For AFC Capital Trust I
Allmerica 7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:   22081N204     Class:  A
*CUSIP:   22081NAA3     Class:  B

U.S. Bank Trust National Association, as Trustee for the above Trust, hereby gives notice with respect to the Distribution February 15, (the “Distribution Date”) occurring on 2003 as follows:

1.	The amount of the distribution A Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates is set forth below:

Class A B	Principal $0.00 $0.00	Interest $ 0.968750 $ 2.285830	Total Distribution $ 0.968750 $ 2.285830

2.	The amount of aggregate interest due and not paid as of the Distribution Date is 0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 36,112,000	aggregate principal amount of Allmerica Financial Corporation 8.207% Series B Junior Subordinated Deferrable Interest Debentures due February 3, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,444,480 Class A Certificates representing $ 36,112,000 Aggregate Certificate Principal Balance and $ 36,112,000 Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of
CorTS Trust For GE Global Insurance Notes
6.25% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:   12617F205    Class:  A
*CUSIP:   12617FAA4    Class:  B

U.S. Bank Trust National Association, as Trustee for the above Trust, hereby gives notice with respect to the Distribution occurring on February 15, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Class A Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates is as set forth below:

Class A B	Principal $0.00 $0.00	Interest $ 0.455729 $ 2.187500	Total Distribution $ 0.455729 $ 2.187500

2.	The amount of aggregate interest due and not paid as of the Distribution Date is 0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 103,525,000	aggregate principal amount GE Global Insurance Holding Corporation 7% Notes due February 15, 2026 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 4,141,000 Class A Certificates representing $ 103,525,000 Aggregate Certificate Principal Balance and $ 103,525,000 Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.